UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2025

SPLASH BEVERAGE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40471	34-1720075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221

Fort Lauderdale, Florida 33301

(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 745-5815

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.001 par value	SBEV	NYSE American LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

(c), (e)

On December 15, 2025, the Board of Directors of the Company appointed Martin Scott as the Company’s interim Chief Financial Officer (principal financial and accounting officer), effective immediately.

Prior to his appointment, Mr. Scott has served as founder and executive officer of Martin Scott CFO Consulting Services Inc. since 2002. From September 1, 2023 to January 15, 2024, Mr. Scott served as chief financial officer of LUVU Brands, Inc. [OTCQB: LUVU]. From March 2022 to January 2023, Mr. Scott served as chief financial officer of MGO Global, Inc, [Nasdaq:MGOL]. Subsequently that company was acquired by Heidmar Maritime Holdings Corp [Nasdaq:HMR].

Mr. Scott is a Certified Public Accountant.

In connection with Mr. Scott’s appointment, the Company entered into an Employment Agreement with Mr. Scott pursuant to which the Company agreed to compensate Mr. Scott as follows for his services: (A) a monthly base salary of $25,000, and (B) the following bonuses upon achieving the applicable milestones, subject to approval from the Company’s Board of Directors: (i) $20,000 upon filing of the Company’s Annual Report on Form 10-K and (ii) $30,000 upon the closing of a merger or change of control. In addition, Mr. Scott is eligible to receive equity grants under the Company’s 2025 Equity Incentive Plan.

There are no arrangements or understandings between Mr. Scott and any other person pursuant to which he was selected as an officer. Mr. Scott has no family relationships with any director or executive officer of the Company, and there are no transactions in which she has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The foregoing description of Mr. Scott’s Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Exhibit Description
10.1	Martin Scott Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2025

SPLASH BEVERAGE GROUP, INC.

By:	/s/ William Meissner
William Meissner, President